Financial Instruments	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]
FINANCIAL INSTRUMENTS
We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.
The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $15.6 billion and $13.9 billion at December 31, 2015 and 2014, respectively. Additional information pertaining to foreign exchange and hedging activities is included in Note 1.
The following table summarizes the fair value of derivative instruments as of December 31, 2015 and 2014 which consist solely of foreign exchange contracts:

	Asset Derivatives		Liability Derivatives
(dollars in millions)	2015	2014	2015	2014
Derivatives designated as hedging instruments	$4	$3	$428	$248
Derivatives not designated as hedging instruments	97	139	105	71

As discussed in Note 9, on May 22, 2015 we issued approximately €750 million of Euro-denominated debt, which qualifies as a net investment hedge against our investments in European businesses. As of December 31, 2015, the net investment hedge is deemed to be effective.
The impact from foreign exchange derivative instruments that qualified as cash flow hedges was as follows:

	Year Ended December 31,
(dollars in millions)	2015	2014
Loss recorded in Accumulated other comprehensive loss	$(415)	$(263)
Loss reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	$234	$96

Assuming current market conditions continue, a $225 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2015, all derivative contracts accounted for as cash flow hedges mature by January 2020.
We recognized a gain of $63 million and $53 million in Other income, net on the Consolidated Statement of Operations from foreign exchange contracts not designated as hedging instruments in 2015 and 2014, respectively.